Vanguard Convertible Securities Fund
Vanguard Explorer ValueTM Fund
Vanguard Growth Equity Fund
Vanguard Mid-Cap Growth Fund
Vanguard Precious Metals and Mining Fund
Vanguard PRIMECAP Core Fund
Vanguard Strategic Equity Fund
Vanguard WellingtonTM Fund
Vanguard WindsorTM II Fund

Important Information About Investor Share Minimums
Effective immediately, the minimum investment to open and maintain an account in the Fund’s Investor Shares has been lowered from $10,000 to $3,000.

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing account.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 544 052011